EXHIBIT 12(B)


                                906 CERTIFICATION


Pursuant to 18 U.S.C. ss.1350, the undersigned officer of ICAP Funds, Inc. (the "Company"), hereby certifies, to the best of his or her knowledge, that the Company's Report on Form N-CSR for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date:  September 11, 2006

                                            /s/ Arphiela Arizmendi
                                            ----------------------
                                            Name:  Arphiela Arizmendi
                                            Title:  Treasurer and Principal
                                            Financial and Accounting Officer
                                            (Principal Financial Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.


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                                                                   EXHIBIT 12(B)

                                906 CERTIFICATION


Pursuant to 18 U.S.C. ss.1350, the undersigned officer of ICAP Funds, Inc. (the "Company"), hereby certifies, to the best of his or her knowledge, that the Company's Report on Form N-CSR for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date:  September 11, 2006

                                                /s/ Christopher O. Blunt
                                                ------------------------
                                                Name:  Christopher O. Blunt
                                                Title:  President
                                                (Principal Executive Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.